Exhibit 99.1

Michael P. Scarpelli

Chief Financial Officer

ir@datadomain.com

(408) 980-4800

Data Domain, Inc. Reports Third Quarter Financial Results

Revenue Increases 23% Compared to the Second Quarter of 2008, 134%

Compared to the Third Quarter of 2007

SANTA CLARA, Calif. — October 23, 2008 — Data Domain, Inc. (Nasdaq: DDUP) today announced results for its third quarter ended September 30, 2008. Net revenue for the third quarter of 2008 was $75.0 million, an increase of 23% from the second quarter of 2008 and an increase of 134% from the third quarter of 2007.

Under U.S. generally accepted accounting principles (“GAAP”), Data Domain posted net income of $3.2 million for the third quarter of 2008, or $0.05 per diluted share. This compares to GAAP net income of $1.7 million, or $0.03 per diluted share, in the second quarter of 2008, and a GAAP net loss of $0.9 million, or $0.02 per diluted share, in the third quarter of 2007.

Excluding the impact of stock-based compensation and related taxes in all periods, non-GAAP net income for the third quarter of 2008 was $8.1 million, or $0.12 per diluted share, compared to non-GAAP net income of $6.5 million, or $0.10 per diluted share, in the second quarter of 2008, and non-GAAP net income of $2.6 million, or $0.05 per diluted share, in the third quarter of 2007.

“Our results for the third quarter of 2008 included record revenues, strong gross margins and significant growth in our customer base,” said Frank Slootman, president and chief executive officer of Data Domain. “A record 355 new customers were added during this past quarter, bringing Data Domain’s cumulative customer count to over 2,500 worldwide that have purchased our products since 2004. Demand continued to accelerate for the DD690, which we announced in May as the industry’s highest performance inline deduplication storage system for backup and other nearline applications. In addition, we noted expanded use of our systems for mixed storage applications such as archiving.”

“Data Domain has again exceeded its plan, beating its revenue targets for the quarter, while continuing to invest in its infrastructure for growth,” added Michael Scarpelli, chief financial officer for Data Domain. “GAAP net income was $3.2 million and gross margins were strong at 72%. In addition, we achieved operating profit while hiring an additional 91 employees, bringing total headcount to 705, and we added approximately $22 million to operating cash flow in the quarter.”

Financial Outlook

•	We estimate revenues for the fourth quarter of 2008 to be between $80 million and $84 million.

•

We estimate that for the fourth quarter of 2008 GAAP earnings per diluted share will be approximately $0.01 to $0.03 and non-GAAP earnings per share will range from $0.09 to $0.11. The non-GAAP earnings per share projections exclude stock-based compensation expense that we estimate will be in the range of $6.4 million to $6.6 million as well as tax benefits that we estimate will be in the range of $900,000 to $1.0 million related to stock based compensation.

•	We estimate revenues for the full year of 2008 will be between $269 million and $273 million, up from our previous estimate of $250 million to $255 million.

Third Quarter Highlights

•

During the quarter, we announced multiple new technology partnerships with leading eDiscovery, archiving and file virtualization vendors. The new partnerships underscore the flexibility of Data Domain systems to be applied broadly in mixed storage environments.

•

We also announced new managed services partner agreements with companies that offer outsourced disaster recovery services, reflecting another market that can benefit from the cost efficiencies that can be achieved with Data Domain systems. These service providers leverage our network-efficient replication to reduce the delivery costs of the disaster recovery services.

•

During the quarter, we noted strong penetration of the financial and government vertical markets. These customers are typically large enterprise data centers that require the high performance characteristics of systems like the DD690 and the platform stability that Data Domain delivers.

Conference Call Information

Data Domain will host a conference call for analysts and investors to discuss its third quarter results today at 5:00 p.m. Eastern Time (2:00 p.m. Pacific Time). The dial-in number for this conference call is 866.510.0710 (617.597.5378 international) and the participant passcode is 50992752#. A live webcast of the conference call will be accessible from the Investor Relations section of our website at www.datadomain.com. Following the webcast, an archived version will be available on our website for 30 days. To hear the replay, parties in the United States and Canada should call 1-888-286-8010 and enter passcode 72345707#. International parties can access the replay at 617-801-6888 and should enter passcode 72345707#.

Use of Non-GAAP Financial Information

Data Domain has supplemented the financial measures contained in this press release that are provided in accordance with U.S. generally accepted accounting principles (“GAAP”) with non-GAAP financial measures. Data Domain believes that these non-GAAP financial measures better reflect its core operating results and thus are appropriate to enhance the overall understanding of its past financial performance and its prospects for the future. These adjustments to Data Domain’s GAAP results are made with the intent of providing both management and investors a more complete understanding of Data Domain’s underlying operational results and trends and performance. Management uses these non-GAAP measures to evaluate Data Domain’s financial results, develop budgets and manage expenditures. The method Data Domain uses to produce non-GAAP financial results may differ from the methods used by other companies. Data Domain’s reference to these non-GAAP financial results should be considered in addition to results that are prepared under current accounting standards but should not be considered as a substitute for, or superior to, the financial results that are presented as consistent with GAAP. Reconciliation of the non-GAAP financial measures to the nearest GAAP financial measures is included in the financial measures attached hereto.

ABOUT DATA DOMAIN

Data Domain® is the leading provider of deduplication storage systems. Over 2,500 companies worldwide have purchased Data Domain systems to reduce storage costs and simplify data management. Data Domain delivers the performance, reliability and scalability to address the data protection and nearline storage needs of enterprises of all sizes. Data Domain products integrate into existing customer infrastructures and are compatible with leading enterprise backup and archive software products. To find out more about Data Domain, visit www.datadomain.com.

Data Domain is headquartered at 2421 Mission College Blvd., Santa Clara, CA 95054 and can be contacted by phone at 1-866-933-3873 or by e-mail at sales@datadomain.com.

Forward Looking Statements

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities and Exchange Act, including statements regarding accelerating demand for Data Domain’s DD 690 deduplication storage system, all of the information set forth under the heading “Financial Outlook,” and other statements identified by forward-looking words such as “anticipated,” “believed,” “could,” “estimate,” “expect,” “intend,” “may,” “should,” “will” and “would” or similar words. These forward-looking statements involve risks and uncertainties, as well as assumptions that, if they do not fully materialize or prove incorrect, could cause our results to differ materially from those expressed or implied by such forward-looking statements. The risks and uncertainties include any weakening of general economic and market conditions and customer budgets for information technology spending, our ability to react to trends and challenges in our business and the markets in which we operate; our ability to anticipate market needs or develop new or enhanced products to meet those needs; market acceptance of our products; our ability to scale our distribution channels; our ability to recruit and retain personnel; our ability to compete in our industry; our ability to maintain and expand relationships with technology partners; our ability to protect our intellectual property; shortages or price fluctuations in our supply chain and the performance of our contract manufacturer; and other risks and uncertainties described more fully in our documents filed with or furnished to the Securities and Exchange Commission. More information about these and other risks that may impact our business are set forth in the “Risk Factors” sections in our Quarterly Report on Form 10-Q for the quarter ended June 30, 2008 filed with the SEC. All forward-looking statements in this press release are based on information available to us as of the date hereof, and we assume no obligation to update these forward-looking statements.

Data Domain and the Data Domain logo are trademarks or registered trademarks of Data Domain, Inc. All other trademarks used or mentioned herein belong to their respective owners.

A copy of this press release can be found on the Investor Relations page of Data Domain’s website at www.datadomain.com

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Data Domain, Inc.

Consolidated Balance Sheets

(in thousands)

(unaudited)

	September 30, 2008	December 31, 2007
Current assets:
Cash and cash equivalents	$139,042	$102,939
Short-term investments	74,898	104,197
Account receivable (net of allowances)	52,233	35,320
Inventories	3,922	2,341
Prepaid expenses and other current assets	4,811	1,711

Total current assets	274,906	246,508
Long-term investments	28,543	—
Intangible asset	167	267
Property, plant and equipment, net	33,176	14,589

Total assets	$336,792	$261,364

Current liabilities:
Accounts payable	$10,206	$7,251
Accrued compensation and related benefits	13,807	11,992
Other accrued liabilities	9,124	6,731
Income taxes payable	303	196
Deferred revenue, current	31,553	16,650

Total current liabilities	64,993	42,820
Deferred revenue, non-current	23,164	9,322
Long-term exercised unvested stock options	341	766
Other liabilities	1,549	594
Stockholders’ equity:
Common stock	282,284	248,078
Accumulated other comprehensive income (loss)	(2,943)	47
Accumulated deficit	(32,596)	(40,263)

Total stockholders’ equity	246,745	207,862

Total liabilities and stockholders’ equity	$336,792	$261,364

Data Domain, Inc.

Consolidated Statements of Operations

(in thousands, except per share data)

(unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,		Three Months Ended June 30, 2008
	2008	2007	2008	2007
Revenue:
Product	$63,872	$27,992	$161,062	$69,470	$51,970
Support and services	11,135	4,000	27,718	8,975	9,215
Ratable product and related support and services	23	33	76	297	26

Total revenue	75,030	32,025	188,856	78,742	61,211

Cost of revenue:
Cost of product	16,739	8,176	41,808	20,467	13,753
Cost of support and services	4,226	1,330	9,851	3,033	3,136
Cost of ratable product and related support and services	1	3	3	100	1

Total cost of revenue	20,966	9,509	51,662	23,600	16,890

Gross profit	54,064	22,516	137,194	55,142	44,321

Operating expenses:
Sales and marketing	32,150	15,831	82,867	36,933	27,485
Research and development	10,318	6,111	28,681	16,273	9,627
General and administrative	6,028	2,816	17,354	6,904	5,720

Total operating expenses	48,496	24,758	128,902	60,110	42,832

Operating income (loss)	5,568	(2,242)	8,292	(4,968)	1,489

Other income (expense), net:
Interest income	1,318	1,614	4,998	1,950	1,517
Other income (expense), net	(1,049)	68	74	(41)	(120)

Total other income (expense), net	269	1,682	5,072	1,909	1,397

Income (loss) before provision for income taxes	5,837	(560)	13,364	(3,059)	2,886
Provision for income taxes	2,605	320	5,697	525	1,192

Net income (loss)	$3,232	$(880)	$7,667	$(3,584)	$1,694

Net income (loss) per share, basic	$0.06	$(0.02)	$0.13	$(0.15)	$0.03

Net income (loss) per share, diluted	$0.05	$(0.02)	$0.12	$(0.15)	$0.03

Shares used in computing net income (loss) per share, basic	58,738	51,880	57,758	23,721	57,570
Shares used in computing net income (loss) per share, diluted	65,422	51,880	65,519	23,721	65,384

Data Domain, Inc.

GAAP to Non-GAAP Reconciliation

(in thousands except per share data)

(unaudited)

	Three Months Ended September 30, 2008				Three Months Ended June 30, 2008
	GAAP	Adjustments		Non-GAAP	GAAP	Adjustments	Non-GAAP
Reconciliation of Gross Profit:
Total revenue	$75,030	$	.—	$75,030	$61,211	$—	$61,211
Total cost of revenue	20,966		(481)	20,485	16,890	(374)	16,516

Gross Profit	$54,064		$481	$54,545	$44,321	$374	$44,695

Reconciliation of Operating Expenses:
Sales and marketing	$32,150		$(2,903)	$29,247	$27,485	$(2,782)	$24,703
Research and development	10,318		(1,424)	8,894	9,627	(1,351)	8,276
General and administrative	6,028		(1,254)	4,774	5,720	(1,030)	4,690

Total Operating Expenses	$48,496		$(5,581)	$42,915	$42,832	$(5,163)	$37,669

Reconciliation of Operating Income, net, provision for income taxes, net income and net income per share:
Operating income	$5,568		$6,062	$11,630	$1,489	$5,537	$7,026
Income before provision for income taxes	$5,837		$6,062	$11,899	$2,886	$5,537	$8,423
Provision for income taxes	$2,605		$1,164	$3,769	$1,192	$712	$1,904
Net income	$3,232		$4,898	$8,130	$1,694	$4,825	$6,519
Net income per share, basic	$0.06			$0.14	$0.03		$0.11
Net income per share, diluted	$0.05			$0.12	$0.03		$0.10
Shares used in computing basic net income per share	58,738			58,738	57,570		57,570
Shares used in computing diluted net income per share	65,422		2,003	67,425	65,384	2,015	67,399
Stock based compensation expense:
Cost of product	$198				$202
Cost of support and services	283				172
Sales and marketing	2,903				2,782
Research and development	1,424				1,351
General and administrative	1,254				1,030

Total stock-based compensation expense	$6,062				$5,537

Data Domain, Inc.

GAAP to Non-GAAP Reconciliation

(in thousands except per share data)

(unaudited)

	Three Months Ended September 30, 2008			Three Months Ended September 30, 2007
	GAAP	Adjustments	Non-GAAP	GAAP	Adjustments	Non-GAAP
Reconciliation of Gross Profit:
Total revenue	$75,030	$—	$75,030	$32,025	$—	$32,025
Total cost of revenue	20,966	(481)	20,485	9,509	(164)	9,345

Gross Profit	$54,064	$481	$54,545	$22,516	$164	$22,680

Reconciliation of Operating Expenses:
Sales and marketing	$32,150	$(2,903)	$29,247	$15,831	$(1,698)	$14,133
Research and development	10,318	(1,424)	8,894	6,111	(942)	5,169
General and administrative	6,028	(1,254)	4,774	2,816	(699)	2,117

Total Operating Expenses	$48,496	$(5,581)	$42,915	$24,758	$(3,339)	$21,419

Reconciliation of Operating Income (loss), net, provision for income taxes, net income (loss) and net income (loss) per share:
Operating income (loss)	$5,568	$6,062	$11,630	$(2,242)	$3,503	$1,261
Income (loss) before provision for income taxes	$5,837	$6,062	$11,899	$(560)	$3,503	$2,943
Provision for income taxes	$2,605	$1,164	$3,769	$320	$—	$320
Net income (loss)	$3,232	$4,898	$8,130	$(880)	$3,503	$2,623
Net income (loss) per share, basic	$0.06		$0.14	$(0.02)		$0.05
Net income (loss) per share, diluted	$0.05		$0.12	$(0.02)		$0.05
Shares used in computing basic net income (loss) per share	58,738		58,738	51,880		51,880
Shares used in computing diluted net income (loss) per share	65,422	2,003	67,425	51,880		51,880
Stock based compensation expense:
Cost of product	$198			$74
Cost of support and services	283			90
Sales and marketing	2,903			1,698
Research and development	1,424			942
General and administrative	1,254			699

Total stock-based compensation expense	$6,062			$3,503

Data Domain, Inc.

GAAP to Non-GAAP Reconciliation

(in thousands except per share data)

(unaudited)

	Nine Months Ended September 30, 2008			Nine Months Ended September 30, 2007
	GAAP	Adjustments	Non-GAAP	GAAP	Adjustments	Non-GAAP
Reconciliation of Gross Profit:
Total revenue	$188,856	$—	$188,856	$78,742	$—	$78,742
Total cost of revenue	51,662	(1,111)	50,551	23,600	(321)	23,279

Gross Profit	$137,194	$1,111	$138,305	$55,142	$321	$55,463

Reconciliation of Operating Expenses:
Sales and marketing	$82,867	$(8,476)	$74,391	$36,933	$(2,993)	$33,940
Research and development	28,681	(4,096)	24,585	16,273	(1,918)	14,355
General and administrative	17,354	(3,296)	14,058	6,904	(1,474)	5,430

Total Operating Expenses	$128,902	$(15,868)	$113,034	$60,110	$(6,385)	$53,725

Reconciliation of Operating Income (loss), net, provision for income taxes, net income (loss) and net income (loss) per share:
Operating income (loss)	$8,292	$16,979	$25,271	$(4,968)	$6,706	$1,738
Income (loss) before provision for income taxes	$13,364	$16,979	$30,343	$(3,059)	$6,706	$3,647
Provision for income taxes	$5,697	$2,316	$8,013	$525	$—	$525
Net income (loss)	$7,667	$14,663	$22,330	$(3,584)	$6,706	$3,122
Net income (loss) per share, basic	$0.13		$0.39	$(0.15)		$0.13
Net income (loss) per share, diluted	$0.12		$0.33	$(0.15)		$0.13
Shares used in computing basic net income (loss) per share	57,758		57,758	23,721		23,721
Shares used in computing diluted net income (loss) per share	65,519	1,986	67,505	23,721		23,721
Stock based compensation expense:
Cost of product	$536			$117
Cost of support and services	575			204
Sales and marketing	8,476			2,993
Research and development	4,096			1,918
General and administrative	3,296			1,474

Total stock-based compensation expense	$16,979			$6,706

Data Domain, Inc.

Consolidated Statements of Cash Flows

(in thousands)

(unaudited)

	Nine months ended September 30,
	2008	2007
Operating Activities:
Net income (loss)	$7,667	$(3,584)
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Depreciation and amortization	4,367	1,188
Stock-based compensation	16,979	6,706
Tax benefit for excess stock option deduction	5,057	—
Provision (release) for accounts receivable allowances	21	(10)
Provision for inventories	—	264
Amortization of evaluation units in inventory	1,984	1,870
Changes in operating assets and liabilities:
Increase in accounts receivable	(16,934)	(7,839)
Increase in inventories	(3,565)	(4,988)
Increase in prepaid expenses and other current assets	(3,100)	(1,708)
Increase in accounts payable	2,955	1,216
Increase in accrued compensation and related benefits	1,815	3,634
Increase in other accrued liabilities	3,337	6,785
Increase in income taxes payable	107	182
Increase in deferred revenue	28,745	10,137

Net cash provided by operating activities	49,435	13,853

Investing activities:
Purchase of property, plant and equipment	(22,854)	(6,197)
Purchases of available for sale securities	(117,637)	(49,248)
Proceeds from available for sale securities	115,481	6,800

Net cash used in investing activities	(25,010)	(48,645)

Financing activities:
Proceeds from issuance of common stock, net of repurchases	11,757	109,161
Repayment of shareholder note receivable	—	15
Payment for initial public offering costs	—	639

Net cash provided by financing activities	11,757	109,815

Effect of exchange rate changes on cash and cash equivalents	(79)	(49)

Net increase in cash and cash equivalents	36,103	74,974
Cash and cash equivalents at beginning of period	102,939	11,857

Cash and cash equivalents at end of period	$139,042	$86,831

Non-cash operating activity:
Issuance of common stock for settlement	$—	$3,319

Non-cash financing activity:
Conversion of mandatorily redeemable convertible preferred stock to common stock and additional paid in capital	$—	$41,514

Supplemental schedule of cash flow data:
Cash paid for income taxes	$568	$374